UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2013

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Whitewater Drive, Suite 200, Minnetonka, MN	55343
(Address of principal executive offices)	(Zip Code)

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Amendment No. 1 to Second Amended and Restated By-laws

On and effective as of December 17, 2013, the Board of Directors of Famous Dave’s of America, Inc. (the “Company”) approved the adoption of Amendment No. 1 (the “Amendment”) to the Second Amended and Restated By-laws of the Company (as amended, the “Amended By-laws”). The By-laws of the Company previously in effect are referred to herein as the former Bylaws. The following summary does not purport to be complete, and is qualified in its entirety by reference to the full text of the former By-laws, filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2012, and the Amendment, filed as Exhibit 3.1 hereto, each of which is incorporated herein by reference.

Procedures governing advance notice of business proposed by shareholders. The Amended By-laws amend the advance notice timing requirements applicable to business that may be brought before an annual meeting of the Company’s shareholders by a shareholder of the Company. To be timely under the Amended By-Laws, a shareholder’s notice proposing business must be received not less than sixty (60) (as opposed to ninety (90) under the former By-Laws) nor more than one hundred twenty (120) calendar days prior to the anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders.

Procedures governing shareholder nominations of directors. The Amended By-laws also update the timing for the submission of director nominees and corresponding information required for shareholders to nominate persons for the election of directors of the Company at a meeting of shareholders. To be timely under the Amended By-laws, a shareholder notice of director nomination must be received not less than sixty (60) (as opposed to ninety (90) under the former By-Laws) nor more than one hundred twenty (120) calendar days prior to the anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of shareholders.

Shareholder Nominations and Proposals for 2013 Annual Meeting

As a result of the amendments to the advance notice provisions described above, a shareholder nomination or proposal intended to be considered at the Company’s 2014 Annual Meeting of Shareholders must be received at our principal executive offices not prior to November 19, 2013 and not later than January 18, 2014.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amendment No. 1 to Second Amended and Restated By-laws of Famous Dave’s of America, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: December 18, 2013	By:	/s/ Diana G. Purcel
Name: Diana G. Purcel
Title: Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description

3.1	Amendment No. 1 to Second Amended and Restated By-laws of Famous Dave’s of America, Inc.